CONDENSED INTERIM CONSOLIDATED STATEMENTS OF INCOME (Unaudited) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2019	Jun. 30, 2018
Revenue:
Total revenue	$ 121,794	$ 133,882
Cost of revenue:
Total cost of revenue	76,239	90,053
Gross profit	45,555	43,829
Operating expenses:
Research and development costs, net	15,398	15,920
Selling and marketing	11,288	11,716
General and administrative	9,527	8,389
Total operating expenses	36,213	36,025
Operating income	9,342	7,804
Financial expenses, net	(1,400)	(2,188)
Income before taxes on income	7,942	5,616
Taxes on income	1,713	1,154
Net income	$ 6,229	$ 4,462
Net income per share:
Basic	$ 0.11	$ 0.08
Diluted	$ 0.11	$ 0.08
Weighted average number of shares used in computing earning per share:
Basic	55,262,453	54,811,893
Diluted	56,014,927	55,614,782
Products [Member]
Revenue:
Total revenue	$ 83,983	$ 83,771
Cost of revenue:
Total cost of revenue	55,597	62,475
Services [Member]
Revenue:
Total revenue	37,811	50,111
Cost of revenue:
Total cost of revenue	$ 20,642	$ 27,578